                                                                               .
                                                                               .
                                                                               .
                                                                     EXHIBIT 4.1

[FACE OF CERTIFICATE]


NUMBER                         COMMON STOCK                       SHARES

                               SUPERIOR WELL SERVICES, INC.       CUSIP 86837X 10 5
                               [LOGO]                             SEE REVERSE FOR CERTAIN DEFINITIONS AND
                                                                  INFORMATION CONCERNING CERTAIN RIGHTS
SW

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE


THIS CERTIFIES THAT




is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.01 PER SHARE OF SUPERIOR WELL SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                   [SEAL]
/s/ Rhys R. Reese                            /s/ David E. Wallace
SECRETARY                                    CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
      AMERICAN STOCK TRANSFER
              & TRUST COMPANY
               TRANSFER AGENT
                AND REGISTRAR

BY

           AUTHORIZED OFFICER

[REVERSE OF CERTIFICATE]
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint  tenants  with  right of  survivorship  and not as tenants in common
UNIF GIFT MIN ACT -- ......(Cust)......  Custodian ......(Minor)......  under
Uniform Gifts to Minors Act ......(State)......
UNIF TRAN MIN ACT -- ......(Cust)......  Custodian ......(Minor)......  under
Uniform Transfers to Minors Act ......(State)......
Additional abbreviations may also be used though not in the above list.
For value received, ...... hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated ......
NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.